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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of The TriZetto Group, Inc. of our report dated March 18, 1999, except for Note 15, as to which the date is November 29, 1999 relating to the financial statements of Novalis Corporation, which appears in the Current Report on Form 8-K of The TriZetto Group, Inc. dated February 14, 2000.


PricewaterhouseCoopers LLP

Albany, New York
February 14, 2000